UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported) September 10, 2009

Continucare Corporation
(Exact Name of Registrant as Specified in Charter)

Florida	1-12115	59-2716023
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Corporate Center Drive, Suite 600 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (305) 500-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On September 10, 2009, Continucare Corporation issued a press release to announce financial results for the fourth quarter and fiscal year ended June 30, 2009.   The press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

99.01	Press Release of Continucare Corporation dated September 10, 2009, to announce financial results for the fourth quarter and fiscal year ended June 30, 2009.

The information in this Current Report on Form 8-K, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION

/s/ Fernando L. Fernandez
Fernando L. Fernandez
Senior Vice President-Finance, Chief Financial Officer,
Treasurer and Secretary

Dated:	September 10, 2009

EXHIBIT INDEX

Description	Exhibit No.

Press Release of Continucare Corporation dated September 10, 2009, to announce financial results for the fourth quarter and fiscal year ended June 30, 2009.	99.01